Nature of Operations	12 Months Ended
Apr. 30, 2025
Disclosure Of Nature Of Operations [Abstract]
Nature Of Operations
1.
NATURE OF OPERATIONS

ImmunoPrecise Antibodies Ltd. (the "Company" or “IPA”) was incorporated under the laws of Alberta on November 22, 1983. The Company is listed on the NASDAQ Capital Market (“Nasdaq”) under the trading ticker symbol “IPA.” The Company is a supplier of custom antibody discovery services. The address of the Company's corporate office is Industrious 823 Congress Ave Suite 300 Austin, Texas 78701.

Going concern basis

The consolidated financial statements have been prepared on the basis of accounting principles applicable to a going concern. The Company has incurred net losses since its inception, including $30.2 million for the year ended April 30, 2025, and has accumulated a deficit of $128.8 million as of April 30, 2025. The Company had $10.8 million cash on hand as of April 30, 2025. The Company expects its cash on hand as of April 30, 2025 will be insufficient to fund the Company’s operations for at least one year from the date these financial statements are available to be issued. These conditions raise material uncertainties which cast significant doubt as to whether the Company will be able to continue as a going concern should it not be able to obtain financing necessary to fund its planned revenue growth and working capital requirements.

The Company will need to raise additional funds to finance its operations and strategic goals and there can be no assurances that sufficient funding, including adequate financing, will be available. The ability of the Company to arrange additional financing in the future depends in part on the prevailing capital market conditions and profitability of its operations. If the Company is unable to raise sufficient funds, reductions in expenditures will be required, and this may impact the future growth plans of the Company.

Nasdaq Deficiency Notice

On August 19, 2024, the Company first received written notification (the "Notification Letter") from The Nasdaq Stock Market LLC indicating that the Company is not in compliance with the minimum bid price requirement set forth in the Nasdaq Rule 5450(a)(1) based on the closing bid price of the Common Shares of IPA (the “Common Shares”) being less than U.S.$1.00 per share for the 30 consecutive business days (the “Minimum Bid Requirement”) from July 5, 2024 to August 15, 2024. The Company was given a 180-day compliance period, or until February 17, 2025, to regain compliance with the Minimum Bid Requirement.

The Company did not regain compliance during the first 180-calendar-day compliance period. However, on February 20, 2025, the Company transferred its securities to the Nasdaq Capital Market and was granted an additional 180-day compliance period, or until August 18, 2025, to regain compliance with the Minimum Bid Requirement.

The Notification Letter is only a notification of deficiency, it is not a notice of imminent delisting, and it has no current immediate effect on the listing or trading of the Common Shares on Nasdaq. Nasdaq’s determination is based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market, with the exception of the Minimum Bid Requirement.

On July 13, 2025, Nasdaq notified the Company that it has determined that for the last 10 consecutive business days, from June 26, 2025 to July 10, 2025, the closing bid price of the Company’s common stock has been at U.S.$1.00 per share or greater. Accordingly, the Company has regained compliance with Listing Rule 5550(a)(2), and this matter is now closed.